UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2019
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NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway, Suite 400, Cary, NC	27513
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 975-9436
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

 Item 2.02. Results of Operations and Financial Condition.
 On February 14, 2019, NCI Building Systems, Inc. (“NCI” or the “Company”) posted a supplemental operational update presentation (the “Supplemental Presentation”) to the Investor Relations section of its website www.ncibuildingsystems.com. The Supplemental Presentation contains certain unaudited financial information for calendar year 2018. A copy of the Supplemental Presentation is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The Supplemental Presentation includes Pro Forma Adjusted EBITDA which is a non-GAAP financial measure. Pro Forma Adjusted EBITDA excludes restructuring and impairment charges, strategic development and acquisition related costs, gain (loss) on disposition of business, acceleration of CEO retirement benefits, gain on insurance recovery, share-based compensation, loss on sale of assets and asset recovery, unreimbursed business interruption costs and goodwill impairment. Pro Forma Adjusted EBITDA is calculated based on the terms contained in NCI’s term loan credit agreement.
Pro Forma Adjusted EBITDA is a measure used by management and, therefore, provided to investors to provide comparability between periods of underlying operational results. Pro Forma Adjusted EBITDA should not be considered in isolation or as a substitute for net income determined in accordance with generally accepted accounting principles in the United States. Pro Forma Adjusted EBITDA and a reconciliation thereof to the most directly comparable measure prepared in accordance with generally accepted accounting principles is included in the Supplemental Presentation being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 2.02, and in Exhibit 99.1 which is attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that NCI expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.
The Supplemental Presentation, which contains certain unaudited financial information for calendar year 2018, may be used by the Company in various presentations to investors, including an operational update call to be held by the Company on February 14, 2019. A copy of the investor presentation is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Supplemental Presentation, dated February 14, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

Date: February 14, 2019